UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

BigCommerce Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11305 Four Points Drive

Building II, Suite 100

Austin, Texas 78726

(Address of principal executive offices, including zip code)

(512) 865-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock, $ 0.0001 par value per share	BIGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer

On May 18, 2023, Robert Alvarez, the Chief Financial Officer of BigCommerce Holdings, Inc. (the “Company”), principal financial officer and interim principal accounting officer, informed the Company that he will be stepping down from his position as Chief Financial Officer and principal financial officer effective as of June 30, 2023. His decision was not the result of any disagreement relating to the Company’s operations, policies or practices.

On May 18, 2023, Daniel Lentz, age 45, was appointed to succeed Mr. Alvarez as the Company’s Chief Financial Officer and principal financial officer effective as of Mr. Alvarez’s departure.

Mr. Lentz has held various roles at the Company since November 2018, most recently as its Senior Vice President of Investor Relations and Finance since March 2021. Prior to his current role, Mr. Lentz served as Vice President of Investor Relations and Finance from November 2018 to March 2021. Mr. Lentz previously held financial and operational leadership positions at companies such as RetailMeNot and Procter & Gamble. Mr. Lentz received a B.B.A. in Finance from The University of Texas at Austin and an MBA in Accounting and Finance as well as a Master of Real Estate from Cornell University.

In connection with Mr. Lentz’ appointment as the Company’s Chief Financial Officer and principal financial officer, Mr. Lentz will receive an initial annual base salary of $375,000 and will be eligible to participate in the Company’s annual bonus program, with a target bonus of 55% of his annual base salary. In addition, Mr. Lentz will be granted (i) an option to purchase 21,818 shares of the Company’s common stock and (ii) 33,939 restricted stock units (“RSUs”) covering Company common stock. Twenty-five percent of the shares subject to the option will vest on the one year anniversary of the grant date, and the remaining 75% of the shares subject to the option will vest ratably on a monthly basis over the following three years, and twenty-five percent of the RSUs will vest on each of the first four anniversaries of the grant date, subject, in each case, to Mr. Lentz’ continued service with the Company or its subsidiaries through the applicable vesting date. Mr. Lentz will be eligible to participate in the Company’s health and welfare programs and our 401(k) plan on the same basis as its other full-time employees.

There are no arrangements or understandings between Mr. Lentz and any other persons, pursuant to which he was appointed as Chief Financial Officer and principal financial officer, no family relationships among any of the Company’s directors or executive officers and Mr. Lentz, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Chief Accounting Officer

On May 8, 2023, the Company, appointed Hubert Ban, age 58, as its Chief Accounting Officer and principal accounting officer, effective June 8, 2023. Prior to joining the Company, Mr. Ban worked at Salesforce, Inc., where he held roles of increasing responsibility, since October 2008, and most recently served as Senior Vice President of SEC Reporting and Technical Accounting. Prior to that, Mr. Ban held positions at Morgan Stanley and at Ernst & Young, LLP, from January 1998 to October 2006. Mr. Ban holds a B.S. in Accounting and Business from the University of Nebraska-Lincoln and is a Certified Public Accountant (inactive).

In connection with Mr. Ban’s appointment as the Company’s Chief Accounting Officer and principal accounting officer, Mr. Ban will receive an initial annual base salary of $357,500.00 and will be eligible to participate in the Company’s annual bonus program, with a target bonus of 35% of his annual base salary. In addition, Mr. Ban will be granted (i) an option to purchase 20,455 shares of the Company’s common stock and (ii) 31,818 RSUs. Twenty-five percent of the shares subject to the option will vest on the one year anniversary of the grant date, and the remaining 75% of the shares subject to the option will vest ratably on a monthly basis over the following three years, and twenty-five percent of the RSUs will vest on each of the first four anniversaries of the grant date, subject, in each case, to Mr. Ban’s continued service with the Company or its subsidiaries through the applicable vesting date. Mr. Ban will be eligible to participate in the Company’s health and welfare programs and our 401(k) plan on the same basis as its other full-time employees.

There are no arrangements or understandings between Mr. Ban and any other persons, pursuant to which he was appointed as Chief Accounting Officer and principal accounting officer, no family relationships among any of the Company’s directors or executive officers and Mr. Ban, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company issued a press release on May 24, 2023, announcing the appointment of Mr. Ban as the Company’s Chief Accounting Officer and principal accounting officer, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The Company relied on the instruction to Item 5.02(c) of Form 8-K to delay the filing of this Current Report to the date of the public announcement of Mr. Ban’s appointment as Chief Accounting Officer and principal accounting officer.

On May 18, 2023, the Board of Directors of the Company appointed Robert Alvarez, the Company’s Chief Financial Officer, to serve as the Company’s Principal Accounting Officer on an interim basis from May 19, 2023, until Mr. Ban’s first day of employment on June 8, 2023. Mr. Alvarez’s biographical information is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2023, and such information is incorporated herein by reference. No new compensatory arrangements will be entered into with Mr. Alvarez in connection with his appointment as the Company’s interim Principal Accounting Officer. There are no arrangements or understandings between Mr. Alvarez and any other persons pursuant to which he was selected as interim Principal Accounting Officer. There are no family relationships between Mr. Alvarez and any director or executive officer of the Company, and there are no related party transactions between the Company and Mr. Alvarez that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

On May 24, 2023, the Company issued a press release announcing the resignation of Mr. Alvarez, the promotion of Mr. Lentz and the appointment of Mr. Ban. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by BigCommerce Holdings, Inc. dated May 24, 2023.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigCommerce Holdings, Inc.

Date: May 24, 2023	By:	/s/ Jeff Mengoli
Jeff Mengoli
Chief Legal Officer and Secretary